SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

April 19, 2004

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12147 (Commission File Number)	71-0795870 (I.R.S. Employer Identification No.)
210 East Elm Street, El Dorado, Arkansas (Address of principal executive offices)	71730 (Zip Code)

Registrant's telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Item 1. Not Applicable

Item 2. Not Applicable

Item 3. Not Applicable

Item 4. Not Applicable

Item 5. Not Applicable

Item 6. Not Applicable

Item 7. Exhibits

Designation of Exhibit in this Report Description of Exhibit 99

Registrant's Press Release dated April 19, 2004, reporting first quarter 2004 financial results.

Item 8. Not Applicable

Item 9. Not Applicable

Item 10. Not Applicable

Item 11. Not Applicable

Item 12. Regulation FD Disclosure. Results of Operations and Financial Condition.

On April 19, 2004, Deltic Timber Corporation issued a Press Release announcing financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference in its entirety. This information is being furnished under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By: /s/ W. Bayless Rowe W. Bayless Rowe, Secretary

Date: April 19, 2004